UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2014

KLA-TENCOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Technology Drive, Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 875-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 6, 2014, KLA-Tencor Corporation (“KLA-Tencor”) consummated the issuance and sale of $250,000,000 aggregate principal amount of its 2.375% Senior Notes due 2017 (the “2017 Notes”), $250,000,000 aggregate principal amount of its 3.375% Senior Notes due 2019 (the “2019 Notes”), $500,000,000 aggregate principal amount of its 4.125% Senior Notes due 2021 (the “2021 Notes”), $1,250,000,000 aggregate principal amount of its 4.650% Senior Notes due 2024 (the “2024 Notes”) and $250,000,000 aggregate principal amount of its 5.650% Senior Notes due 2034 (the “2034 Notes,” and, together with the 2017 Notes, the 2019 Notes, the 2021 Notes and the 2024 Notes, the “Notes”) pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated October 30, 2014 between KLA-Tencor and J.P. Morgan Securities LLC, as representative of the several underwriters named in Schedule A thereto. The Notes were issued pursuant to an Indenture (the “Indenture”) dated November 6, 2014 between KLA-Tencor and Wells Fargo Bank, National Association, as trustee. The material terms and conditions of the Notes are set forth in a Form of Officer’s Certificate (the “Officer’s Certificate”). The following summary is qualified in its entirety by the full text of the Indenture and the Officer’s Certificate.

The Notes were offered pursuant to KLA-Tencor’s Registration Statement on Form S-3 (No. 333-199573) (the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission on October 23, 2014, including the prospectus contained therein dated October 23, 2014, a preliminary prospectus supplement dated October 30, 2014 and a final prospectus supplement dated October 30, 2014.

The 2017 Notes will bear interest at a rate of 2.375% per year, the 2019 Notes will bear interest at a rate of 3.375% per year, the 2021 Notes will bear interest at a rate of 4.125% per year, the 2024 Notes will bear interest at a rate of 4.650% per year and the 2034 Notes will bear interest at a rate of 5.650% per year. Interest will be payable semi-annually on May 1 and November 1 of each year, commencing on May 1, 2015. The 2017 Notes will mature on November 1, 2017, the 2019 Notes will mature on November 1, 2019, the 2021 Notes will mature on November 1, 2021, the 2024 Notes will mature on November 1, 2024 and the 2034 Notes will mature on November 1, 2034.

KLA-Tencor may redeem all or part of each series of Notes for cash at a price equal to the greater of 100% of the principal amount to be redeemed or a make-whole premium, plus, in each case, accrued and unpaid interest; provided that if KLA-Tencor redeems any 2019 Notes on or after October 1, 2019, any 2021 Notes on or after September 1, 2021, any 2024 Notes on or after August 1, 2024, or any 2034 Notes on or after July 1, 2034, then the relevant redemption price will equal 100% of the principal amount to be redeemed, plus accrued and unpaid interest. The make-whole premium is calculated as the sum of the present values of the remaining scheduled interest payments on the Notes at the time of redemption, discounted at a Treasury Rate (as defined in the Officer’s Certificate) plus 25 basis points, in the case of the 2017 Notes; 30 basis points, in the case of the 2019 Notes; 35 basis points, in the case of the 2021 Notes; 37.5 basis points, in the case of the 2024 Notes; and 40 basis points, in the case of the 2034 Notes.

In addition, KLA-Tencor may be required to repurchase the Notes upon the occurrence of a change of control triggering event, as set forth in the Indenture. The interest rate payable on each series of Notes will be subject to adjustment upon the occurrence of certain ratings-based events, as set forth in the Indenture.

The Indenture contains covenants restricting KLA-Tencor’s and its subsidiaries’ ability to incur secured indebtedness and to engage in sale and lease-back transactions, subject to certain exceptions.

The Notes will be unsecured and will rank senior in right of payment with all of KLA-Tencor’s future subordinated indebtedness and equal in right of payment with all of KLA-Tencor’s unsecured indebtedness that is not so subordinated. The Notes will not be guaranteed by any of KLA-Tencor’s subsidiaries and will be effectively subordinated to any of KLA-Tencor’s future secured indebtedness to the extent of the collateral securing such indebtedness and will be structurally subordinated to all indebtedness and other liabilities of KLA-Tencor’s subsidiaries.

The Indenture contains additional customary terms and covenants, including provisions under which if certain events of default with respect to each series of Notes occur and are continuing, the trustee or the holders of not less than 25% in aggregate principal amount of such series of Notes then outstanding may declare the principal of such series of Notes and any accrued and unpaid interest through the date of such declaration immediately due and payable.

The above descriptions of the Underwriting Agreement, the Indenture, the Officer’s Certificate and the Notes are qualified in their entirety by reference to the Underwriting Agreement, Indenture and the Officer’s Certificate (including the form of the Notes included therein), each of which is incorporated by reference into the Registration Statement and which are filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

A copy of the opinion of Davis Polk & Wardwell LLP relating to the validity of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

1.1	Underwriting agreement dated October 30, 2014 between KLA-Tencor Corporation and J.P. Morgan Securities LLC, as representative of the several underwriters named in Schedule A thereto

4.1	Indenture dated November 6, 2014 between KLA-Tencor Corporation and Wells Fargo Bank, National Association, as trustee

4.2	Form of Officer’s Certificate setting forth the terms of the Notes (with form of Notes attached)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION

Date: November 6, 2014	By:	/s/ Brian M. Martin
	Name:	Brian M. Martin
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting agreement dated October 30, 2014 between KLA-Tencor Corporation and J.P. Morgan Securities LLC, as representative of the several underwriters named in Schedule A thereto

4.1	Indenture dated November 6, 2014 between KLA-Tencor Corporation and Wells Fargo Bank, National Association, as trustee

4.2	Form of Officer’s Certificate setting forth the terms of the Notes (with form of Notes attached)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)